Before you invest, you may want to review the Hodges Small Cap Fund (the “Small Cap Fund”) prospectus, which contains more information about the Small Cap Fund and its risks. You can find the Small Cap Fund’s prospectus and other information about the Small Cap Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online www.hodgesfunds.com. You can also get this information at no cost by calling 1-866-811-0224 or by sending an e-mail to prospectus@hodgescapital.com. This Summary Prospectus incorporates by reference the Small Cap Fund’s entire prospectus and SAI, both dated July 29, 2016.

Investment Objective

The Hodges Small Cap Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)
	Retail Class Shares	Institutional Class Shares
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 30 days of purchase(Retail Class) and within 60 days of purchase (Institutional Class))	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retail Class Shares	Institutional Class Shares
Management Fees	0.85%	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses	0.19%	0.12%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.30%	0.98%

Example

This Example is intended to help you compare the costs of investing in the Small Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund
Retail Class Shares	$132	$412	$713	$1,568
Institutional Class Shares	$100	$312	$542	$1,201

Portfolio Turnover

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Fund’s performance.  During the most recent fiscal year, the Small Cap Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of small capitalization (“small cap”) companies.  The Small Cap Fund defines small cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2000® Index.  As of the last reconstitution date, May 27, 2016, the market capitalization of companies in the Russell 2000® Index ranged from $133 million to $3.8 billion.  The Advisor seeks to buy securities of companies that it believes are undervalued, under-followed and/or offer above-average growth prospects.  The remaining 20% of the Fund’s net assets may be invested in the stocks of micro, mid and/or large capitalization companies, U.S. government securities and other investment companies, including exchange-traded funds (“ETFs”).  Although most of the Fund’s securities will be domestic, the Fund may invest up to 25% of its net assets in equity securities of foreign issuers, including those in emerging markets, and in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) consistent with the Fund’s investment objective.  Although not a primary investment strategy, the Fund may engage in short-sale transactions with respect to 25% of its net assets.  The Fund uses a “bottom-up” approach in investing.  The Fund also may invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks, currencies or security indices.  The Fund may also sell options purchased and write “covered” put and call options.

The Advisor considers selling a security in the Small Cap Fund’s portfolio if the Advisor believes that security has become overvalued or has reached its growth potential.  In addition, in an attempt to increase the Small Cap Fund’s tax efficiency or to satisfy certain tax diversification requirements, the Advisor may take tax considerations into account in deciding whether or when to sell a particular security.  The Fund’s portfolio turnover could exceed 100% in a given year.  A high turnover may result in the realization and distribution of capital gains, as well as higher transaction costs.

Note:  Because there are practical limits to the amount of small cap assets that can be effectively managed, the Small Cap Fund will close to new investors when it reaches an asset size as determined by the Advisor to be too large to sustain additional assets.  Shareholders will be provided 30 days’ written notice upon such conditions.  If the Small Cap Fund closes to new investors, based on market conditions and other factors, it may reopen at a later date.

Principal Investment Risks

There is a risk that you could lose all or a portion of your investment in the Small Cap Fund.  The following principal risks can affect the value of your investment:

•	General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.

•	Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Management Risk: The Advisor may fail to implement the Small Cap Fund’s investment strategies and meet its investment objective.

•	Short Sales Risk: Short sale strategies can be riskier than “long” investment strategies. The Small Cap Fund may seek to hedge investments or realize additional gains through short sales. Because the Small Cap Fund may short positions it does not own, potential losses to the Small Cap Fund are unlimited.

•	Portfolio Turnover Risk: High portfolio turnover involves correspondingly greater expenses to the Small Cap Fund, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for Small Cap Fund shareholders.

•	Foreign Securities Risk: Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•	Emerging Markets Risk: Investments in emerging markets are generally more volatile than investments in developed foreign markets.

•	Investment Style Risk: Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Small Cap Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

•	Futures and Options (Derivatives) Risk: The use of derivative instruments involves risks different from, or greater than, the risks of investing directly in securities and more traditional investments. Derivative products are highly specialized investments that require investment techniques and risk analyses different than those associated with stocks.

•	Smaller Company Risk: Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investing in securities of larger, more established companies. In addition, these securities may be less liquid than other securities.

Performance

The following performance information provides some indication of the risks of investing in the Small Cap Fund.  The bar chart below illustrates how Retail Class shares of the Small Cap Fund’s total returns have varied from year to year.  The table below illustrates how the Small Cap Fund’s average annual total returns for 1-year, 5-year and since inception periods compare with that of a broad-based securities index.  The Small Cap Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at www.hodgesfunds.com.

Hodges Small Cap Fund
Calendar Year Total Returns as of December 31
Retail Class
The Small Cap Fund’s year-to-date return for Retail Class shares as of the most recent calendar quarter ended June 30, 2016 was -1.13%.

Highest Quarterly Return:	3Q, 2009	29.98%

Lowest Quarterly Return:	4Q, 2008	-29.73%

Average Annual Total Returns as of December 31, 2015
Small Cap Fund	1 Year	5 Year	Since Inception (12/18/07)
Retail Class Shares
Return Before Taxes	-8.75%	12.15%	9.42%
Return After Taxes on Distributions	-8.83%	11.52%	8.99%
Return After Taxes on Distributions and Sale of Fund Shares	-4.89%	9.63%	7.59%
Institutional Class Shares
Return Before Taxes	-8.50%	12.51%	9.78%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.41%	9.19%	6.71%

The Small Cap Fund commenced operations on December 18, 2007.  Institutional Class shares commenced operations on December 12, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Small Cap Fund’s Retail Class shares.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.  The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Advisor

Hodges Capital Management, Inc.

Portfolio Managers

Name	Title	Managed the Fund Since
Craig D. Hodges	Chief Investment Officer/Chief Executive Officer	Inception (2007)
Eric J. Marshall, CFA	President	Inception (2007)
Gary M. Bradshaw	Senior Vice President	Inception (2007)

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (The Hodges Small Cap Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-811-0224, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Fund	Minimum Initial Investment for All Account Types		Subsequent Minimum Investment for All Account Types
Small Cap Fund	Retail Class: Institutional Class:	$1,000 $1,000,000	Retail Class Institutional Class	$50 $50

Tax Information

The Small Cap Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.